Exhibit 10.1


                            STOCK PURCHASE AGREEMENT





     This Stock Purchase Agreement (this "Agreement") is entered into as of December 28, 2007, by and between MB Software Corporation, a Texas corporation (the "Company") and Keystone Equity Partners ("Keystone").

                                   BACKGROUND:

     A. Keystone has or has acquired approximately $1,500,000 of obligations (the "Debt")owed by the Company to HEB, L.L.C., a Nevada limited liability company, and its affiliates.

     C. Keystone desires to exchange the Debt for 490.196 shares of the Company's Series A Convertible Preferred Stock, $10.00 par value per share (the "Series A Preferred Stock").

                                   AGREEMENTS

         In consideration of the forgoing and the promises and agreements contained herein, the parties hereby agree as follows:

          (a) Purchase and Sale of the Shares. Keystone agrees to purchase from the Company, and the Company agrees to sell and transfer to Keystone, 490.196 shares (the "Shares") of Series A Preferred Stock in exchange for the cancellation of the Debt. The closing of the purchase and sale of the Shares shall be consummated on or before January 1, 2008.

     2. Keystone's Representations. Keystone hereby represents, warrants and acknowledges and agrees with Keystone as follows:

          (a) Keystone represents and warrants to the Company that Keystone is acquiring the Shares for its own account and for the purpose of investment and not with a view to any distribution or resale and that in taking unregistered securities, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that such Shares have not been registered under the Act (defined below), or any state securities acts.

          (b) Keystone has received all information it considers necessary or advisable to make a decision concerning the purchase of the Shares, and has had an opportunity to review all documents relating to the Company that the Keystone deems necessary in its decision to purchase the Shares.

          (c) Keystone or Keystone's representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to


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enable it to utilize the information  made available to Keystone to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

          (d) Keystone recognizes that investment in the Shares involves substantial risks, including loss of the entire amount of such investment, has taken full cognizance of and understands all of the risks related to a purchase of the Shares. Keystone further recognizes that no Federal or state agencies has made any finding or determination as to the fairness of this investment or any recommendations or endorsement of the Shares.

     3. Restrictions on Common Stock.

          (a) Keystone acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state or other securities laws ("State Acts"). Keystone understands further that in the absence of an effective registration statement, the Shares can only be sold pursuant to some exemption from registration, such as Rule 144 of the Act. Keystone will not sell, assign, transfer or otherwise dispose of the Shares unless they are registered under the Act and any applicable State Act or pursuant to available exemptions from such registration.

          (b) Keystone acknowledges that each certificate representing the Shares shall contain a legend substantially in the following form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE HOLDER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION.

     4. Understandings. The parties further acknowledge and agree as follows:

          (a) The Company acknowledges that the trading price of the Shares on the OTCBB may rise as a result of currently planned actions or announcements taken or made by the Company subsequent to the execution of this Agreement. Notwithstanding the foregoing, in no event will the Company have any right to terminate this Agreement, rescind the Company's obligation to sell the Shares to Keystone hereunder, or otherwise make any claim against Keystone as a result or consequence of such rise in share price.

          (b) No person or entity acting on behalf, or under the authority, of the Company is or will be entitled to any broker's, finder's or similar fee or commission in connection with this Agreement.



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

          (c) The sale of the Shares pursuant to this Agreement is intended to be exempt from registration under the securities laws of certain U.S. States. There can be no assurance that Keystone will be able to sell or dispose of the Shares. It is understood that in order not to jeopardize the exempt status under
Section 4(2) of the Act, any transferee may, at a minimum, be required to fulfill certain investor suitability requirements.

          (d) THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION
THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SHARES HAVE NOT BEEN REGISTERED UNDER APPLICABLE SECURITIES LAWS OF TEXAS AND THEREFORE CANNOT BE RESOLD OR TRANSFERRED UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     5. Miscellaneous.

          (a) Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of the Company, addressed to it at the address set forth below:

         If to Keystone:            Keystone Equity Partners
                                    5125 Stephanie Drive
                                    Fort Worth, Texas 76117

         If to the Company:         MB Software Corporation
                                    777 Main Street, Suite 3100
                                    Fort Worth, Texas 76102



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


Either party may change its address for notices under this Agreement by written notice to the other party of such new address, delivered pursuant to this
Section 5(a).

          (b) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Texas, and shall be binding upon the Company, the Company's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          (c) In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party's attorneys' fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

          (d) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     The Parties hereto have executed this Asset Purchase Agreement as of the date first above written.

KEYSTONE EQUITY PARTNERS                    MB SOFTWARE CORPORATION





By: /s/ Thomas B. Blanton                   By: /s/ Scott Haire
    ---------------------                       ---------------
Name: Thomas B. Blanton                     Name: Scott Haire, President
Title: President